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                                                                    Exhibit 10.1
                                                                    ------------

                       AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of June 1, 1999, by and between EVERCOM, INC., a Delaware corporation (the "Company") and DENNIS L. WHIPPLE (the "Executive").

                                   RECITALS:
                                   --------

     WHEREAS, the Company and the Executive have entered into that certain Employment Agreement (the "Employment Agreement") dated as of September 7, 1998. (Unless the context otherwise requires, all capitalized terms used herein which are not otherwise defined herein shall have the meanings set forth in the Employment Agreement).

     WHEREAS, by scrivener's error, the Employment Agreement erroneously set forth the parties' agreement with respect to the Severance Payment, and the parties desire to amend the Employment Agreement to correct this error.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. The second sentence of Section 5(b) is hereby amended by inserting the phrase "or in 1999" after the phrase "in 1998". Accordingly, the Severance Payment in 1999 shall be $1,200,000.

     2.  The Employment Agreement, as amended hereby, is ratified and confirmed.

     3. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                         EXECUTIVE:
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EVERCOM, INC.,
a Delaware corporation             /s/ DENNIS L. WHIPPLE
                                 ------------------------
                                 DENNIS L. WHIPPLE

By:    /s/ JEFFREY D. CUSHMAN
       -----------------------
Name:   Jeffrey D. Cushman
Title:  CFO/Vice-President